                                                                 Exhibit 4(w)(i)

                     FORM OF SERIES H TEMPORARY GLOBAL NOTE

                       SALOMON SMITH BARNEY HOLDINGS INC.

                              TEMPORARY GLOBAL NOTE

                           (FLOATING OR INDEXED RATE)

                                  representing

BEARER                                                                 PRINCIPAL
                                                                  OR FACE AMOUNT
NO. FX-___________                                                 TRANCHE NO.__

                           MEDIUM-TERM NOTES, SERIES H

            THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                     Original Issue Date:

Initial Interest Rate:                               Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:  |_|  Yes  (see attached)  |_|  No

      Optional Payment Currency:
      Designated Exchange Rate:

Base Rate:  |_|  CD Rate  |_|  Commercial Paper Rate  |_|  Federal Funds Rate
            |_|  LIBOR Telerate  |_|  LIBOR Reuters  |_|  Treasury Rate
            |_|  Treasury Rate Constant Maturity  |_|  Prime Rate
            |_| J. J. Kenny Rate |_| Eleventh District Cost of Funds Rate |_| Other (see attached)

Interest Reset Period                                 Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:             Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Floating Rate:  |_|  Indexed Interest Rate:  |_|  (see attached)

Spread Multiplier:                                      Spread (+/-):

Spread Reset  |_|  The Spread or Spread Multiplier may not be changed prior to
                   Stated Maturity.

              |_| The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                         Minimum Interest Rate:

Inverse Floating Rate Note:  |_|  Yes  (see attached)  |_|  No

      Initial Fixed Interest Rate:             Reset Fixed Reference Rate:

Floating Rate / Fixed Rate Note: |_| Yes (see attached) |_| No Amortizing Note: |_| Yes |_| No

      Amortization Schedule:

Optional Redemption:  |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                        Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                     Yield to Maturity:

Renewable Note:  |_|  Yes  (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

      SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, or earlier if and to the extent so provided herein, (a) the Principal Amount then outstanding or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in either case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and CEDEL (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and CEDEL will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein.

      For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day means any day on which dealings in deposits in the Specified currency are transacted in the London interbank market.

      If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            This Note will be deposited with a common depositary in London (the "Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and Cedel Bank, Societe Anonyme ("CEDEL"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or CEDEL, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

      Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

      This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By
                                      --------------------------
                                      Authorized Officer

[Seal]


                                    Attest:
                                           ---------------------
                                           Secretary

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Bearer Notes issued under the within-mentioned
Indenture.

                                    CITIBANK, N.A.,
                                     as Trustee


                                   By
                                      --------------------------
                                     Authorized Signatory

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES H

                           (FLOATING OR INDEXED RATE)


            This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under an indenture dated as of December 1, 1988 (the
"Indenture"), between the Company and Citibank, N.A., as Trustee (the "Trustee"). This Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

            Any payment of principal, premium or interest required to be made in respect hereof on a date that is not a business day need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

            Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

            As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

            If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorized under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

            This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                              SCHEDULE OF EXCHANGES

            The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.

                            Principal
                            Amount
Date of                     Exchanged for     Remaining
Exchange or                 an Interest in    Principal       Notation made
Interest       Interest     a Permanent       Amount of       on behalf of
Payment        Paid         Global Note       this Note       the Trustee
-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

                                                               Exhibit 4(w)(ii)

                     FORM OF SERIES H TEMPORARY GLOBAL NOTE

                       SALOMON SMITH BARNEY HOLDINGS INC.

                              TEMPORARY GLOBAL NOTE

                                  (FIXED RATE)

                                  representing

BEARER                                                                 PRINCIPAL
                                                                  OR FACE AMOUNT
NO. FX-___________                                                 TRANCHE NO.__

                           MEDIUM-TERM NOTES, SERIES H

            THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                               Original Issue Date:

Interest Rate:                                                 Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:    |_|  Yes  (see attached)  |_|  No

      Optional Payment Currency:
      Designated Exchange Rate:

Interest Payment Dates:                       Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Interest Rate Reset  |_|  The Interest Rate may not be changed prior to Stated
                          Maturity.

                     |_| The Interest Rate may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:  |_|  Yes  |_|  No

      Amortization Schedule:

Optional Redemption:  |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                        Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                     Yield to Maturity:

Renewable Note:  |_|  Yes  (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above, annually in arrears on the Interest Payment Dates specified on the face of this Note, commencing on the first Interest Payment Date following the Original Issue Date shown above, and on the Stated Maturity shown above, or upon earlier redemption or repayment, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and CEDEL (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and CEDEL will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face thereof and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

            For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium).

            If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            This Note will be deposited with a common depositary in London (the "Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and Cedel Bank, Societe Anonyme ("CEDEL"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or CEDEL, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

            Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By
                                      --------------------------
                                      Authorized Officer

[Seal]


                                    Attest:
                                           ---------------------
                                           Secretary

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Bearer Notes issued under the within-mentioned Indenture.

                                    CITIBANK, N.A.,
                                      as Trustee


                                   By
                                      --------------------------
                                     Authorized Signatory

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES H

                                  (FIXED RATE)

General

            This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under an indenture dated as of December 1, 1988 (the "Indenture"), between the Company and Citibank, N.A., as Trustee (the "Trustee"). This Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

            Any payment of principal, premium or interest required to be made in respect hereof on a date that is not a business day need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

            Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

            As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

            If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorized under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

            This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                              SCHEDULE OF EXCHANGES

            The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.

                            Principal
                            Amount
Date of                     Exchanged for     Remaining
Exchange or                 an Interest in    Principal       Notation made
Interest       Interest     a Permanent       Amount of       on behalf of
Payment        Paid         Global Note       this Note       the Trustee
-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

                                                               Exhibit 4(w)(iii)

                     FORM OF SERIES I TEMPORARY GLOBAL NOTE

                       SALOMON SMITH BARNEY HOLDINGS INC.

                              TEMPORARY GLOBAL NOTE

                           (FLOATING OR INDEXED RATE)

                                  representing

BEARER                                                                 PRINCIPAL
                                                                  OR FACE AMOUNT
NO. FL-___________                                                 TRANCHE NO.__

                           MEDIUM-TERM NOTES, SERIES I

            THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.


Issue Price:                                     Original Issue Date:

Initial Interest Rate:                               Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:  |_|  Yes  (see attached)  |_|  No

      Optional Payment Currency:
      Designated Exchange Rate:

Base Rate:  |_|  CD Rate  |_|  Commercial Paper Rate  |_|  Federal Funds Rate
            |_|  LIBOR Telerate  |_|  LIBOR Reuters  |_|  Treasury Rate
            |_|  Treasury Rate Constant Maturity  |_|  Prime Rate
            |_| J. J. Kenny Rate |_| Eleventh District Cost of Funds Rate |_| Other (see attached)

Interest Reset Period                                 Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:             Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Floating Rate:  |_|  Indexed Interest Rate:  |_|  (see attached)

Spread Multiplier:                                      Spread (+/-):

Spread Reset  |_|  The Spread or Spread Multiplier may not be changed prior to
                   Stated Maturity.

              |_| The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                         Minimum Interest Rate:

Inverse Floating Rate Note:  |_|  Yes  (see attached)  |_|  No

      Initial Fixed Interest Rate:             Reset Fixed Reference Rate:

Floating Rate / Fixed Rate Note:  |_|  Yes  (see attached)  |_|  No

Amortizing Note:  |_|  Yes  |_|  No

      Amortization Schedule:

Optional Redemption:  |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                        Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                     Yield to Maturity:

Renewable Note:  |_|  Yes  (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

         SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, or earlier if and to the extent so provided herein, (a) the Principal Amount then outstanding or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in either case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and CEDEL (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and CEDEL will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein.

      For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day means any day on which dealings in deposits in the Specified currency are transacted in the London interbank market.

      The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this
Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

      If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            This Note will be deposited with a common depositary in London (the "Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and Cedel Bank, Societe Anonyme ("CEDEL"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or CEDEL, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

      Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

      This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By
                                      --------------------------
                                      Authorized Officer

[Seal]


                                    Attest:
                                           ---------------------
                                           Secretary

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Bearer Notes issued under the within-mentioned
Indenture.

                                    BANKERS TRUST COMPANY,
                                      as Trustee


                                   By
                                      --------------------------
                                     Authorized Signatory

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES I

                           (FLOATING OR INDEXED RATE)

            This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under the Subordinated Debt Indenture dated as of December 1, 1988 (the "Indenture"), between the Company and Bankers Trust Company, as Trustee (the "Trustee"). This Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

            Any payment of principal, premium or interest required to be made in respect hereof on a date that is not a business day need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

            Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

            As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

            If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorized under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

            This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                              SCHEDULE OF EXCHANGES

            The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.

                            Principal
                            Amount
Date of                     Exchanged for     Remaining
Exchange or                 an Interest in    Principal       Notation made
Interest       Interest     a Permanent       Amount of       on behalf of
Payment        Paid         Global Note       this Note       the Trustee

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

-----------    -----------  -----------       -----------     -----------

                                                                Exhibit 4(w)(iv)

                     FORM OF SERIES I TEMPORARY GLOBAL NOTE

                        SALOMON SMITH BARNEY HOLDINGS INC.

                              TEMPORARY GLOBAL NOTE

                                  (FIXED RATE)

                                  representing

BEARER                                                                PRINCIPAL
                                                                  OR FACE AMOUNT
NO. FX-___________                                                TRANCHE NO.__

                           MEDIUM-TERM NOTES, SERIES I

            THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                     Original Issue Date:

Interest Rate:                                       Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:  |_|  Yes  (see attached)  |_|  No

      Optional Payment Currency:
      Designated Exchange Rate:

Interest Payment Dates:                        Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Interest Rate Reset  |_|  The Interest Rate may not be changed prior to Stated
                          Maturity.

                     |_| The Interest Rate may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:  |_|  Yes  |_|  No

      Amortization Schedule:

Optional Redemption:   |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                          Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                  Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                      Yield to Maturity:

Renewable Note:  |_|  Yes (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above, annually in arrears on the Interest Payment Dates specified on the face of this Note, commencing on the first Interest Payment Date following the Original Issue Date shown above, and on the Stated Maturity shown above, or upon earlier redemption or repayment, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and CEDEL (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and CEDEL will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face thereof and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

            For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium).

            The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of

Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

            If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

          This Note will be deposited with a common depositary in London (the "Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and Cedel Bank, Societe Anonyme ("CEDEL"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or CEDEL, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

            Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By _________________________________
                                       Authorized Officer

[Seal]


                                    Attest: ____________________________
                                            Secretary


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Bearer Notes issued under the within-mentioned Indenture.

                                    BANKERS TRUST COMPANY,
                                       as Trustee


                                    By _________________________________
                                       Authorized Officer

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES I

                                  (FIXED RATE)

General

            This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under the Subordinated Debt Indenture dated as of December 1, 1988 (the "Indenture"), between the Company and Bankers Trust Company, as Trustee (the "Trustee"). This Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

            Any payment of principal, premium or interest required to be made in respect hereof on a date that is not a business day need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

            Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

            As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

            If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorized under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

            This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                              SCHEDULE OF EXCHANGES

            The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.


                            Principal
                            Amount
Date of                     Exchanged for     Remaining
Exchange or                 an Interest in    Principal       Notation made
Interest       Interest     a Permanent       Amount of       on behalf of
Payment        Paid         Global Note       this Note       the Trustee
-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

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-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------

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-----------   ----------    --------------    ------------    -------------

-----------   ----------    --------------    ------------    -------------


                                       3